UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act OF 1934
Date of report (Date of earliest event reported): February 24, 2011
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On February 24, 2011, the Corporate Compensation and Benefits Committee of the Board of Directors (the “Committee”) of Dole Food Company, Inc. (“Dole”) adopted the Dole Food Company, Inc. 2011 Self-Funded Cash Long Term Incentive Plan (the “Plan”). Each of Dole’s named executive officers is eligible to participate in the Plan. The Plan provides for the payment of cash bonuses based upon the achievement by Dole of EBITDA at the end of a three-year incentive period in excess of a specified target level of EBITDA and continued employment by Dole through the end of the incentive period, subject to potential acceleration at any time after the first year of the incentive period if the targeted level of EBITDA is exceeded by a specified amount and that level of EBITDA is sustained for a period of 6 months. The incentive period under the Plan commences with Dole’s 2011 fiscal year and ends with Dole’s 2013 fiscal year. Each named executive officer is eligible to earn an incentive award under the Plan of up to 35% of the named executive officer’s base salary.
The foregoing summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On February 24, 2010, the Committee also adopted an administrative amendment to the definition of a “change of control” under Dole’s 2009 Stock Incentive Plan, Supplement Executive Retirement Plan, Restated Excess Savings Plan, Amended and Restated Non-Employee Directors Deferred Cash Compensation Plan and outstanding Change of Control Agreements, in each case, to provide that, in addition to the consummation of the types of transactions specified in the applicable plan and/or agreement as a change of control, a change of control under each plan and agreement will also include the consummation of any other significant corporate transaction determined by the Committee to be a change of control for purposes of the applicable plan and/or agreement.
In addition, the Committee has adopted a slightly revised form of Performance Share Agreement to reflect an immaterial administrative change. The form of Performance Share Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The Committee, on February 24, 2011, also established the performance-based vesting criteria to which the awards of performance shares to the named executive officers in November 2010 are subject, which performance criteria represent sensitive and confidential information and will be disclosed as and when required pursuant to Item 402 of Regulation S-K.
Item 8.01. Other Events.
The Committee has also adopted a revised form of Restricted Stock Agreement that is used to evidence annual awards of restricted stock to Dole’s non-employee directors, which form is substantially similar to the form of Restricted Stock Agreement for the named executive officers, except that the director grants vest on the anniversary of Dole’s initial public offering, rather than three years after the grant date. The form of Restricted Stock Agreement for non-employee directors is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1	Dole Food Company, Inc. 2011 Self-Funded Cash Long Term Incentive Plan
10.2	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan
10.3	Form of Restricted Stock Agreement for Non-Employee Directors under the Dole Food Company, Inc. 2009 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 25, 2011

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Dole Food Company, Inc. 2011 Self-Funded Cash Long Term Incentive Plan

10.2	Form of Performance Shares Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan

10.3	Form of Restricted Stock Agreement for Non-Employee Directors under the Dole Food Company, Inc. 2009 Stock Incentive Plan

5